                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.




                                                        /Donald A. Stewart/
                                                        -------------------
                                                        Donald A. Stewart



Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that C. James Prieur, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                      /C. James Prieur/
                                                      -----------------
                                                      C. James Prieur



Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that James A. McNulty, III, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                      /James A. McNulty, III/
                                                      -----------------------
                                                      James A. McNulty, III


Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that James C. Baillie, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                       /James C. Baillie/
                                                       ------------------
                                                       James C. Baillie


Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                     /David D. Horn/
                                                     ---------------
                                                     David D. Horn


Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                 /Angus A. MacNaughton/
                                                 ----------------------
                                                 Angus A. MacNaughton



Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that S. Ceasar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                     /S. Ceasar Raboy/
                                                     -----------------
                                                     S. Ceasar Raboy


Dated:  February 7, 2001

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that William W. Stinson, whose signature appears below, constitutes and appoints Edward M. Shea, Sandra M. DaDalt, Susan Lazzo, Ellen B. King, Peter F. Demuth, C. James Prieur, and James A. McNulty, III, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign:

     (i) the Registration Statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), and any amendments thereto, under the Securities Act of 1933;

     (ii) the Registration Statements under the Securities Act of 1933 and/or the Investment Company Act of 1940 of any of Sun Life of Canada (U.S.) Variable Account C, Sun Life of Canada (U.S.) Variable Account D, Sun Life of Canada (U.S.) Variable Account F, Sun Life of Canada (U.S.) Variable Account G, Sun Life of Canada (U.S.) Variable Account I, Capital Appreciation Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account, Total Return Variable Account, and World Governments Variable Account, or any other variable account established, or to be established, by the Company, and

     (iii) any and all instruments, including applications for exemptions from such Acts, which said attorneys-in-fact deem necessary and advisable to enable the Company or any variable account of the Company to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof;

and to file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date shown.


                                                          /William W. Stinson/
                                                          --------------------
                                                          William W. Stinson

Dated:  February 7, 2001